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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K
                                CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                       Date of Report: February 23, 1999


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Exact Name of Registrant              Commission         I.R.S. Employer
as Specified in Its Charter           File Number        Identification No.
---------------------------           -----------        ------------------

 Hawaiian Electric Industries, Inc.      1-8503             99-0208097
 Hawaiian Electric Company, Inc.         1-4955             99-0040500

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                                 State of Hawaii
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                (State or other jurisdiction of incorporation)


                  900 Richards Street, Honolulu, Hawaii 96813
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             (Address of principal executive offices and zip code)


Registrant's telephone number, including area code:

           (808) 543-5662 - Hawaiian Electric Industries, Inc. (HEI)
           (808) 543-7771 - Hawaiian Electric Company, Inc. (HECO)

                                     None
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        (Former name or former address, if changed since last report.)

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Item 7. Financial Statements and Exhibits.

(c)  Exhibits.

HEI Exhibit 13.1     Pages 25 to 66 of HEI's 1998 Annual Report to Stockholders

HECO Exhibit 13.2    Pages 2 to 34 and 36 of HECO's 1998 Annual Report to
                     Stockholder






                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized. The signature of the undersigned companies shall be deemed to relate only to matters having reference to such companies and any subsidiaries thereof.

HAWAIIAN ELECTRIC INDUSTRIES, INC.          HAWAIIAN ELECTRIC COMPANY, INC.
                     (Registrant)                             (Registrant)



 /s/ Robert F. Mougeot                     /s/ Paul Oyer
---------------------------------          ---------------------------------
Robert F. Mougeot                          Paul A. Oyer
Financial Vice President and               Financial Vice President and
 Chief Financial Officer of HEI             Treasurer of HECO
(Principal Financial Officer of HEI)       (Principal Financial Officer of HECO)

Date:  February 23, 1999                   Date:  February 23, 1999

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